UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 5, 2014

HESS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas
New York, New York 10036
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 997-8500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2014, at the recommendation of the Corporate Governance and Nominating Committee, the Board of Directors (the “Board”) of Hess Corporation (the “Company”) announced that it will elect Terrence J. Checki to serve as a director of the Company, effective May 1, 2014.  Mr. Checki will replace John Krenicki Jr., who notified the Board on March 5, 2014 that he intends to resign from the Board on May 1, 2014 due to other professional commitments as a Partner of Clayton, Dubilier & Rice, LLC.  Mr. Krenicki’s term expires at the 2016 annual meeting of stockholders, and Mr. Checki will hold office for the remainder of Mr. Krenicki’s term through the 2016 annual meeting and until his successor is elected and qualified.

Mr. Checki is currently a Management Committee member at the Federal Reserve Bank of New York. Prior to announcing his intention to retire from the Federal Reserve Bank of New York during the first quarter of 2014, Mr. Checki served as executive vice president and head of the Emerging Markets and International Affairs Group (EMIA). Mr. Checki began his career at the New York Fed in late 1967 and was first named an executive vice president in 1995. During his tenure, he held positions in corporate, financial supervision and international affairs areas as well as in the Office of the President.

The Board has determined that Mr. Checki is “independent” in accordance with the rules and standards of the New York Stock Exchange. Mr. Checki does not have a material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Checki and any other person pursuant to which he was selected as a director.

Mr. Checki’s compensation for service as a director will be consistent with the compensation paid to other non-employee directors of the Company as described in the Company’s 2013 proxy statement, filed with the Securities and Exchange Commission on March 21, 2013. A copy of the news release announcing that Mr. Checki will be elected to the Board is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Hess Corporation News Release dated March 11, 2014 announcing that Terrence J. Checki will be elected to the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 11, 2014

HESS CORPORATION

By:	/s/ Timothy B. Goodell

Name:	Timothy B. Goodell
Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Hess Corporation News Release dated March 11, 2014 announcing that Terrence J. Checki will be elected to the Board of Directors.